February 19, 2016 Brady Corporation F’16 Q2 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: implementation of the Workplace Safety strategy; Brady's ability to develop and successfully market technologically advanced new products; technology changes and potential security violations to the Company's information technology systems; future competition; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risks associated with restructuring plans and maintaining acceptable operational service metrics; risks associated with divestitures; risks associated with identifying, completing, and integrating acquisitions; risks associated with our ownership structure; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2015. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q2 F’16 Financial Summary • Sales down 5.0% to $268.6M in Q2 of F’16 vs. $282.6M in Q2 of F’15. – Organic sales increased 0.4%. Foreign currency translation reduced sales by 5.4%. • Gross profit margin of 49.5% in Q2 of F’16 compared with 48.9% in Q2 of F’15. • SG&A expense of $100.2M (37.3% of sales) in Q2 of F’16 compared with $107.6M (38.1% of sales) in Q2 of F’15. • Net earnings of $15.3M in Q2 of F’16 compared with GAAP earnings from continuing operations of $11.6M and non-GAAP earnings* of $15.0M in Q2 of F’15, respectively. • Net earnings per Class A Diluted Nonvoting Share of $0.30 in Q2 of F’16, up 30.4% compared with Net Earnings from Continuing Operations per Class A Diluted Nonvoting Share of $0.23 in Q2 of F’15 and up 3.4% compared with non-GAAP Earnings per Share* of $0.29 in Q2 of F’15. • Net cash provided by operating activities of $27.9M in Q2 of F’16 vs. $5.3M in Q2 of F’15. * Non-GAAP earnings and non-GAAP Earnings per Share are non-GAAP measures. See appendix.

4Sales Overview • 0.4% organic sales growth: • ID Solutions – Organic sales growth of 0.7%. • Workplace Safety – Organic sales decline of (0.1%). • (5.4%) decrease due to currency translation. Q2 F’16 SALES: • Our European businesses in both IDS and WPS performed well, with continued organic growth in Q2 and year-to-date. • Challenges persist in Asia and Australia where organic sales were down vs. Q2 of F’15. Q2 F’16 SALES COMMENTARY: $302 $311 $308 $291 $310 $317 $310 $283 $290 $289 $283 $269 $200 $225 $250 $275 $300 $325 Q3 F'13 (4.8%) Q4 F'13 (2.1%) Q1 F'14 (2.1%) Q2 F'14 (1.1%) Q3 F'14 2.5% Q4 F'14 1.1% Q1 F'15 2.4% Q2 F'15 1.4% Q3 F'15 1.7% Q4 F'15 (1.2%) Q1 F'16 (2.2%) Q1 F'16 0.4%Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 49.5% in Q2 of F’16 compared with 48.9% in Q2 of F’15. • GPM in Q2 of F’15 was impacted by facility consolidation-related costs. • On-going operational improvements are positively impacting profitability. GROSS PROFIT MARGIN COMMENTARY: $159 $158 $158 $143 $155 $154 $150 $138 $141 $129 $139 $133 53% 51% 51% 49% 50% 49% 48% 49% 49% 45% 49% 49% 25% 30% 35% 40% 45% 50% 55% $100 $150 $200 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense and G&A Expense 6 • G&A expense was flat at $26.8M in Q2 of F’16 and Q2 of F’15. • At constant foreign exchange rates, G&A expense increased slightly. • The general downward trend in G&A expense continues as we focus on driving efficiencies. G&A EXPENSE (subset of SG&A): • SG&A expense was down $7.4M to $100.2M in Q2 of F’16 compared to $107.6M in Q2 of F’15. • Approximately 3/4ths of the decline in SG&A expense was caused by the strengthening of the U.S. dollar against other major currencies and the remaining 1/4th was due to efficiency gains. SG&A EXPENSE: $30.8 $27.2 $32.8 $29.5 $29.3 $28.4 $27.8 $26.8 $24.8 $28.0 $26.6 $26.8 $20 $25 $30 $35 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 GENERAL & ADMIN. EXPENSE (millions of USD) $112 $107 $113 $111 $117 $111 $109 $108 $103 $103 $101 $100 37% 34% 37% 38% 38% 35% 35% 38% 35% 36% 36% 37% 20% 25% 30% 35% 40% $50 $75 $100 $125 $150 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 SG&A and SG&A% as of SALES (millions of USD)

7Net Earnings & EPS From Continuing Operations * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See appendix. • Q2 F’16 net earnings were $15.3M compared to Non- GAAP net earnings* of $15.0M in Q2 of F’15. • Earnings negatively impacted by the significant strengthening of the U.S. dollar when compared with Q2 of F’15. • Increase in earnings driven by improved gross profit margins in IDS and efficiencies in operating expenses. Q2 F’16 – Net Earnings • Q2 F’16 Diluted EPS was $0.30 compared to GAAP EPS of $0.23 and Non-GAAP EPS* of $0.29 in Q2 of F’15. • EPS modestly impacted by a reduction in diluted weighted average common shares outstanding which decreased from 51.3M in Q2 of F’15 to 50.6M in Q2 of F’16. Q2 F’16 – EPS $0.55 $0.55 $0.43 $0.25 $0.43 $0.41 $0.36 $0.29 $0.34 $0.28 $0.37 $0.30 $0.00 $0.20 $0.40 $0.60 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* $29 $29 $23 $13 $22 $21 $18 $15 $18 $14 $19 $15 $0 $10 $20 $30 $40 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (millions of USD)

8Cash Generation & Uses • Cash flow from operating activities of $27.9M in Q2 of F’16 compared to $5.3M in Q2 of F’15. • Free cash flow* of $26.3M in Q2 of F’16 compared to $(1.0M) in Q2 of F’15. • Returned $10.2M to our shareholders in the form of dividends in Q2 of F’16. • Returned $7.2M to our shareholders in the form of share buybacks as 338,579 shares were repurchased at an average purchase price of $21.37 per share during Q2 of F’16. CASH FLOWS IN Q2 OF F’16: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $34 $18 $26 $5 $30 $41 $30 $28 $0 $10 $20 $30 $40 $50 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Cash Flow from Operating Activities (millions of USD) (millions of USD) 3 Mos. Ended Jan. 31, 2016 3 Mos. Ended Jan. 31, 2015 Cash Balance - Beginning of Period 110.6$ 116.5$ Cash Flow from Operating Activities 27.9 5.3 Capital Expenditures (1.6) (6.4) Repurchase of Stock (7.2) - Dividends (10.2) (10.3) Debt Borrowings (Repayments) - Net 2.3 (3.9) Effect of Exchange Rate on Cash (2.3) (7.2) Other 0.9 (0.9) Cash Balance - End of Period 120.2$ 93.3$

Net Debt & EBITDA 9 1.3 1.2 1.2 1.3 1.5 1.2 1.2 1.2 1.2 1.1 1.1 1.0 0.0x 0.5x 1.0x 1.5x Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 NET DEBT / TTM EBITDA* • January 31, 2016 Cash = $120.2M, Debt = $252.7M (net debt = $132.5M), and TTM EBITDA = $127.5M. • Net Debt/EBITDA* = 1.0 to 1. • Net debt declined in Q2 of F’16 even after returning a total of $17.5M to shareholders in the form of dividends and share buybacks. • Balance sheet continues to provide flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA. $261 $222 $210 $209 $221 $181 $174 $184 $168 $139 $140 $132 $0 $50 $100 $150 $200 $250 $300 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 NET DEBT (millions of USD)

10F’16 Guidance F’16 Diluted EPS $1.20 to $1.35 Guidance Assumptions: • Low single digit organic sales declines in fiscal 2016, which is reflective of economic challenges in certain industrial markets and geographies. • Exchange rates consistent with those as of January 31, 2016. • Full-year depreciation and amortization expense of approximately $35M to $38M. • Full-year tax rate in the mid-to-upper 20% range. • Full-year capital expenditures of approximately $17M to $20M.

Q2 F’16 vs. Q2 F’15 PERFORMANCE (millions of USD) 11Identification Solutions • Revenues down 3.7%: • Organic = +0.7% • Fx = -(4.4)% • Strong organic sales growth in Europe-based business. • Organic sales down in Asia. • Segment profit as a percent of sales increased as a result of operational improvements in recently consolidated facilities and the management of operating expenses. Q2 F’16 SUMMARY: • Expect low-single digit organic sales declines for F’16. • Expect segment profit to be approximately 20% of sales in F’16. OUTLOOK: Q2 F’16 Q2 F’15 Change Sales $ 184.9 $ 192.1 - 3.7% Segment Profit 37.0 35.7 + 3.6% Segment Profit % 20.0% 18.6% + 1.4 pts $206 $214 $212 $192 $201 $202 $196 $185 22% 20% 21% 19% 21% 14% 20% 20% 10% 13% 15% 18% 20% 23% 25% $175 $185 $195 $205 $215 $225 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 SALES & SEGMENT PROFIT % (millions of USD)

Q2 F’16 vs. Q2 F’15 PERFORMANCE (millions of USD) 12Workplace Safety • Revenues down 7.5%: • Organic = -(0.1)% • Fx = -(7.4)% • Strengthening of the U.S. dollar had a more significant impact on the Workplace Safety platform as approximately half of WPS revenues are generated in Western Europe. • Segment profit of 16.0% is an improvement compared to the prior year of 14.1% due to efficiencies in catalog advertising and other selling expenses. Q2 F’16 SUMMARY: • Expect low-single digit organic sales declines for F’16. • Expect segment profit to continue to be in the mid-to- upper teens as a % of sales in F’16. OUTLOOK: Q2 F’16 Q2 F’15 Change Sales $ 83.8 $ 90.6 - 7.5% Segment Profit 13.4 12.8 + 4.8% Segment Profit % 16.0% 14.1% + 1.9 pts $103 $102 $98 $91 $89 $87 $87 $84 14% 18% 16% 14% 14% 18% 19% 16% 10% 13% 15% 18% 20% 23% 25% $70 $80 $90 $100 $110 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 SALES & SEGMENT PROFIT % (millions of USD)

13Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15Comparable Income Statements 2016 2015 Change Sales 268.6$ 282.6$ (14.0)$ Gross Margin 132.9 138.2 (5.3) % of Sales 49.5% 48.9% Research and Development (9.1) (8.9) (0.2) Selling, General and Admin. (100.2) (107.6) 7.4 % of Sales (37.3%) (38.1%) (0.8) pts Restructuring Charges - (4.9) 4.9 Operating Income 23.6 16.8 6.8 Interest and Other (3.1) (2.8) (0.3) Income Taxes (5.2) (2.4) (2.8) Earnings from Continuing Operations 15.3$ 11.6$ 3.7$ % of Sales 5.7% 4.1% 1.6 pts Earnings from Continuing Operations per Class A Nonvoting Common Share 0.30$ 0.23$ 0.07$ Net Earnings from Continuing Operations, Excluding Certain Items (Non-GAAP measure)* 15.3$ 15.0$ 0.3$ % of Sales 5.7% 5.3% 0.4 pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items (Non-GAAP measure)* 0.30$ 0.29$ 0.01$ Three Months Ended January 31,

(‘000s of USD) 16Debt Structure January 31, 2016 Balance July 31, 2015 Balance Revolver Borrowings: USD-denominated 1.30% Variable 107,000$ 102,000$ China Borrowings: USD & CNY-denominated notes payable 3.85% Variable 4,974 10,411 Private Placements: USD-denominated 2006 Series 5.30% Fixed 26,143 26,143 USD-denominated 2007 Series 5.33% Fixed 32,675 32,743 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 32,811 32,960 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 49,060 49,442 TOTAL DEBT 252,663$ 253,699$ Interest Rate

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. EBITDA - Total Company (‘000s of USD) 17EBITDA Reconciliation – Total Company Q1 Q2 Q3 Q4 Total 18,703$ 15,290$ 33,993$ Interest expense 2,151 2,130 4,281 Income taxes 8,489 5,177 13,666 Depreciation and amortization 8,889 8,613 17,502 38,232$ 31,210$ 69,442$ Q1 Q2 Q3 Q4 Total 15,499$ 11,584$ 17,213$ (39,394)$ 4,902$ Interest expense 2,891 3,000 2,503 2,762 11,156 Income taxes 8,906 2,438 5,003 3,746 20,093 Depreciation and amortization 10,123 9,943 11,415 7,977 39,458 Impairment charges — — — 46,867 46,867 37,419$ 26,965$ 36,134$ 21,958$ 122,476$ Fiscal 2016 EBITDA from Continuing Operations: Earnings from continuing operations EBITDA from Continuing Operations (non-GAAP measure) EBITDA from Continuing Operations (non-GAAP measure) Fiscal 2015 EBITDA from Continuing Operations: Earnings (loss) from continuing operations

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non- GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 18Non-GAAP Reconciliations 2016 2015 2016 2015 15,290$ 11,584$ 33,993$ 27,083$ Restructuring charges - 3,445 - 6,387 15,290$ 15,029$ 33,993$ 33,470$ Net Earnings from Continuing Operations (GAAP measure) Net Earnings from Continuing Operations Excluding Certain Items (non- GAAP measure) Three Months Ended January Six Months Ended January 31, 2016 2015 2016 2015 $ 0.30 $ 0.23 $ 0.67 $ 0.53 Restructuring charges - 0.07 - 0.12 Common Share Excluding Certain Items (non-GAAP measure) 0.30$ 0.29$ 0.67$ 0.65$ Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure) Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Three Months Ended January Six Months Ended January 31,